1Q 2019 EARNINGS PRESENTATION APRIL 23, 2019 1

SAFE HARBOR Statements in this presentation (or otherwise made by JetBlue or on JetBlue’s behalf) contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. When used in this document and in documents incorporated herein by reference, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; volatility in financial and credit markets which could affect our ability to obtain debt and/or lease financing or to raise funds through debt or equity issuances; our significant fixed obligations and substantial indebtedness; volatility in fuel prices, maintenance costs and interest rates; our reliance on high daily aircraft utilization; our ability to implement our growth strategy; our ability to attract and retain qualified personnel and maintain our culture as we grow; our reliance on a limited number of suppliers; our dependence on the New York and Boston metropolitan markets and the effect of increased congestion in these markets; our reliance on automated systems and technology; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; our presence in some international emerging markets that may experience political or economic instability or may subject us to legal risk; reputational and business risk from information security breaches or cyber-attacks; changes in or additional domestic or foreign government regulation; changes in our industry due to other airlines' financial condition; acts of war or terrorism; global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel; the spread of infectious diseases; adverse weather conditions or natural disasters; and external geopolitical events and conditions. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in the Company's Securities and Exchange Commission filings, including but not limited to, the Company's 2018 Annual Report on Form10-K. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. This presentation also includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. These reconciliations are included in Appendices A and B included within this presentation. The reconciliations are also made available in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q (available on our website at jetblue.com and at sec.gov) and in our first quarter earnings call (furnished on April 23, 2019), which reconcile the non-GAAP financial measures included in this presentation to the most directly comparable financial measures calculated and presented in accordance with U.S. GAAP. . 32

1Q 2019 EARNINGS UPDATE ROBIN HAYES CEO

EXECUTING OUR PLAN TO REACH $2.50-$3.00 EPS BY 2020

PRE-TAX MARGINS JBLU VS PEERS*



1Q 2019**
FY 2018**
3.1%
(GAAP)
3.7%
(Non-GAAP)
5.4%
jetBlue
Peers
2.9%
(GAAP)
8.6%
(Non-GAAP)
10.1%
jetBlue
Peers

*Average of Non-GAAP pre-tax margins for peer set (AAL, ALK, DAL, LUV, SAVE, UAL), consensus, guidance and reported results

**JetBlue's Non-GAAP figures exclude one-time costs related to E190 transition and pilot contract

2018 amounts reflect the adoption of ASC 842 Leases. Refer to reconciliations in Appendix section

KEY INITIATIVES

GROWTH

- Continue to expect 2019 capacity between 4.5 and 6.5%; continue to expect 2019 CASM Ex-Fuel growth between 0 and 2%
- Anticipate capacity growth slowing to lower end of mid-to-high single digit range; focusing on margin opportunities

COSTS

- On track to hit 2018-2020 CASM CAGR goal of 0-1% growth
- Realizing Structural Cost Program achievements in sourcing/contracts, productivity gains and technology deployments

COMMERCIAL

- Network reallocations and ancillary 'Building Blocks' ramping as expected; on track to deliver Fare Options 2.0 by year-end 2019
- Recent announcement to serve London to strengthen relevance in Boston and New York

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COMMERCIAL UPDATE & OUTLOOK MARTY ST. GEORGE EVP CHIEF COMMERCIAL OFFICER

FOCUSING CAPACITY ON JETBLUE POINTS OF STRENGTH


ASM YOY GROWTH
10.1%
7.7%*
4.5 – 6.5%
4.5 – 6.5%
1Q 2019
2Q 2019E
2019E

*Scheduled capacity growth; original guidance range of 7.5-9.5% (1/24/2019)

Note: gray dotted lines denote guidance

NYC

- A321NEOs entering fleet in 2019 allows for new, VFR/leisure markets, given longer range
- Plans to add service to Guayaquil, Ecuador and London, U.K.

BOS

- Adding relevance by shifting capacity from underperforming markets
- Strengthening offering to corporate customers with recently-announced plans to serve London, U.K.

FLL

- Continued strong overall performance through 1Q 2019; outpacing system RASM growth for 8th consecutive quarter
- Investing in facilities to secure future growth

MINT / TCON

- Transcon markets showing signs of normalization
- Mint continues to perform well above system average

LATIN

- Competitive capacity pressuring RASM despite strong VFR/leisure demand to Caribbean
- Puerto Rico exceeding expectations

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UNIT REVENUE: DRIVEN BY COMPLETION FACTOR AND CALENDAR

RASM YOY GROWTH


1.0 – 4.0%
• 1Q18/19 completion factor impact equal to 1.5 points
• Calendar impact shifts 2.25 points
-3.1%
1Q 2019
2Q 2019E

Note: dotted lines denote guidance

- 1Q RASM at lower end of guidance range, driven by completion factor
  - YoY swing from the lowest to one of the highest 1Q completion factors in past five years
  - Softness during trough period; slightly better than expected close to March
- Monitoring 2Q 2019 April peak and trough months
  - 2019 Easter/Passover calendar placement shifts 2.25 points of RASM from 1Q to 2Q
  - Transcon showing signs of normalization; Florida to Caribbean markets continue to see elevated capacity
  - Soft start to 2Q; April peak as expected. Cautiously optimistic for RASM growth acceleration for May / June

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FINANCIAL UPDATE & OUTLOOK STEVE PRIEST EVP CHIEF FINANCIAL OFFICER

1Q 2019 RESULTS DRIVEN BY SOFTER TROUGH AND CALENDAR RASM CASM & CASM EX-FUEL* PRE-TAX MARGIN* EARNINGS PER SHARE* (US$ cents) (US$ cents) (US$ cents) 12.50 12.12 11.63 11.62 6.4% 6.4% 0.28 0.26 8.66 8.58 3.7% 0.16 3.1% 0.14 CASM CASM (Non- (Non- CASM CASM Ex-Fuel Ex-Fuel (GAAP) (GAAP) (Non- (GAAP) (Non- GAAP) GAAP) (GAAP) GAAP) GAAP) 1Q 2019 1Q 2018 1Q 2019 1Q 2018 1Q 2019 1Q 2018 1Q 2019 1Q 2019 1Q 2018 1Q 2018 1Q 2019 1Q 2019 1Q 2018 1Q 2018 • RASM YoY decrease driven • CASM progression mainly • 1Q 2019 Pre-Tax margin mainly • 1Q 2019 EPS mainly driven by by trough, completion factor driven by continued progress driven by trough and calendar, trough and calendar, mitigated by and calendar in non-fuel cost control mitigated by cost control cost control initiatives initiatives initiatives • GAAP margin impacted by one- • CASM Ex-Fuel YoY growth time costs related to E190 below lower end of guidance transition and pilot contract range driven by completion factor and progress in non- 99 fuel cost control initiatives *Refer to reconciliations of GAAP vs non-GAAP and ASC 842 Leases impact in Appendix section

UNIT COSTS: STRONG QUARTER CLOSE; TRACKING TO 2019 GUIDE CASM EX-FUEL YOY GROWTH* • 1Q CASM ex-fuel better than guidance 1.5 – 3.5% 1.5 – 3.5% ‒ 1Q below 1.5 to 3.5% guidance range, includes benefit of high completion factor (0.75 points) ‒ Quarterly results driven by benefits of Structural Cost Program ramping and early benefits of restyled aircraft 0.0 – 2.0% • 2Q and full year 2019 cost guidance considerations ‒ Maintaining previously implied 2Q guide, given anticipated timing of maintenance and headwind from pilot contract 0.9% ‒ 2019 outlook unchanged despite 0.5 points reduction in annual capacity 1Q 2019 2Q 2019E 2019E Note: dotted lines denote guidance *Refer to reconciliations of GAAP vs non-GAAP and ASC 842 Leases impact in Appendix section 10

UNIT COSTS: TRACKING TO OUR THREE-YEAR PLAN (2018-2020) CASM EX-FUEL YOY GROWTH* • Anticipated 1H-2H 2019 improvement driven by cost 1.5 – 3.5% control initiatives and ASM tailwinds 0.0 – 2.0% ‒ Exact timing of engine maintenance expected to impact quarterly progression 0.9% • Expecting progress during 2019 and 2020 to hit 0-1% CASM Ex-Fuel CAGR goal ‒ Expect full run rate benefits from Structural Cost Program by 2020 (1.5) – 0.5% ‒ Additional seats from restyle program expected to benefit unit costs (2.5) – (0.5)% 1Q 2019 2Q 2019E 2H 2019E 2019E 2020E Note: dotted lines denote guidance *Refer to reconciliations of GAAP vs non-GAAP and ASC 842 Leases impact in Appendix section 11

ACCRETIVE FLEET GROWTH AND REINVESTMENT CONTINUES FLEET* CAPITAL EXPENDITURES Aircraft Non-Aircraft Guidance as of 4/23/19 253 253 254 259 35 35 35 35 $1.5 - $1.7b 34 28 28 29 $1.2 - $1.4b 130 130 130 130 $30m - $45m 60 60 60 60 $300m - $350m 2018 1Q 2019 2Q 2019E 2019E 2Q 2019E 2019E 2020E E190 A320 A321 HD A321 Mint • No aircraft deliveries in 1Q 2019; anticipate one A321 NEO • CAPEX mainly focused on aircraft and cabin restyling delivery in 2Q program • A minimum of six A321 NEO deliveries anticipated in 2019* *Refer to anticipated aircraft delivery book in Appendix section 12

BALANCED APPROACH TO CAPITAL ALLOCATION SOURCES / USES OF CASH LEVERAGE RATIOS* (US$ millions) 12/31/2018 3/31/2019 Trailing 12 months as of 3/31/2019 SOURCES USES 1.57x Net share 1.49x 333 Debt repurchases 687 raise 297 Debt repayments Cash from CAPEX and operations 1,103 other and other 1,143 investments Beginning cash, End cash, equivalents equivalents 29% 28% and short and short 779 876 term term investments investments TTM TTM Adj Debt / Cap Adj Debt / EBITDAR** • Executed share buybacks of $125 million; $250 million • New lease accounting standard reduces leverage ratios remains in authorization • Excludes non-aircraft leases in leverage ratios* *Refer to Appendix section for detail on calculation 1313 **Trailing 12 months

2019 GUIDE SUMMARY CAPACITY RASM CASM EX-FUEL* ALL-IN FUEL PRICE 2Q 2019 FY 2019 2Q 2019 FY 2019 2Q 2019 FY 2019 2Q 2019 FY 2019 4.5 – 6.5% 4.5 – 6.5% 1.0 – 4.0% N/A 1.5 – 3.5% 0.0 – 2.0% $2.21 / gal N/A CAPEX AIRCRAFT CAPEX NON-AIRCRAFT OTHER INCOME / (EXPENSE) JTP / JTV (EXPENSES) 2Q 2019 FY 2019 2Q 2019 FY 2019 2Q 2019 FY 2019 2Q 2019 FY 2019 $300 - 350m $1.05b – 1.2b $30 – 45m $150 – 200m ($11) – (16)m ($62) – (72)m ($9) – (13)m ($40) – (50)m *Refer to reconciliations of GAAP vs non-GAAP and ASC 842 Leases impact in Appendix section 14

QUESTIONS?

Non-GAAP Financial Measures JetBlue sometimes uses non-GAAP measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the U.S., or GAAP. We believe these non-GAAP measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. We believe certain charges included in our operating expenses on a GAAP basis make it difficult to compare our current period results to prior periods as well as future periods and guidance. The tables below show a reconciliation of non-GAAP financial measures used in this press release to the most directly comparable GAAP financial measures. 16

APPENDIX A: 1Q 2019 FINANCIAL RESULTS US$ Millions 1Q 2019 1Q 2018 Var % Total Operating Revenues 1,871 1,754 6.7 Aircraft fuel and related taxes 437 417 4.9 Salaries, wages and benefits 575 499 15.2 Landing fees and other rents 115 109 6.2 Depreciation and amortization 124 110 11.5 Aircraft rent 25 25 1.5 Sales and marketing 66 67 (1.8) Maintenance, materials and repairs 155 142 9.3 Other operating expenses 286 260 10.1 Special items 12 - - Operating Income 76 125 (39.0) Other Income (Expense) (18) (12) (52.3) Income before taxes 58 113 (48.5) Income tax expense 16 23 (27.7) NET INCOME 42 90 (53.8) *Refer to 1Q 2019 GAAP vs Pre-Tax Margin 3.1% 6.4% (3.3) pts non-GAAP reconciliation in Appendix A; FY 2018 Earnings per Share (EPS) $0.14 $0.28 GAAP vs non-GAAP reconciliations in Pre-Tax Margin* 3.7% 6.4% (2.7) pts Appendix B Earnings per Share (EPS)* $0.16 $0.26 17

Consolidated operating cost per available seat mile, excluding fuel and related taxes, and certain non-airline operating expenses, **and special items ("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel. During the periods presented below, special items include one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe that CASM ex-fuel provides investors the ability to measure financial performance excluding items beyond our control, such as fuel costs which are subject to many economic and political factors beyond our control, or not related to the generation of an available seat mile, such as operating expense related to other non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

JETBLUE AIRWAYS CORPORATION – NON-GAAP FINANCIAL MEASURE
RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents) (unaudited)

	Three Months Ended March 31,			
	2019		2018	
	$	per ASM	$	per ASM
Total operating expenses[(1)]	$ 1,795	$ 11.63	$ 1,629	$ 11.62
Less:				
Aircraft fuel and related taxes	437	2.83	417	2.97
Other non-airline expenses[(1)]	9	0.06	9	0.07
Special items	12	0.08	-	-
Operating expenses, excluding fuel[(1)]	$ 1,337	$ 8.66	$ 1,203	$ 8.58

(1) Recast to reflect the adoption of ASC 842 Leases.

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Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding Special Items and Impact of Tax Reform Our GAAP results in the applicable periods include the impacts of the 2017 tax reform and charges that are deemed special items which we believe make our results difficult to compare to prior periods as well as future periods and guidance. During the periods presented below, special items include one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe the impacts of the 2017 tax reform and special items distort our overall trends and that our metrics and results are enhanced with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of the 2017 tax reform and special items. JETBLUE AIRWAYS CORPORATION – NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, INCOME BEFORE TAXES, NET INCOME AND EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS AND IMPACT OF TAX REFORM (in millions, except per share amounts) (unaudited) Three Months Ended March 31, 2019 2018(1) Total operating expenses $ 1,795 $ 1,629 Less: Special items 12 - Total operating expenses excluding special items $ 1,783 $ 1,629 Operating income $ 76 $ 125 Add back: Special items 12 - Operating income excluding special items $ 88 $ 125 Income before income taxes $ 58 $ 113 Add back: Special items 12 - Income before income taxes excluding special items $ 70 $ 113 Income before income taxes excluding special items $ 70 $ 113 Less: Income tax expense 16 23 Less: Income tax related to special items 3 - Less: Tax reform impact - 7 Net Income excluding special items and tax reform impact $ 51 $ 83 Earnings Per Common Share: Basic $ 0.14 $ 0.28 Add back: Special items, net of tax 0.02 - Less: Tax reform impact - 0.02 Basic excluding special items and tax reform impact $ 0.16 $ 0.26 Diluted $ 0.14 $ 0.28 Add back: Special items, net of tax 0.02 - Less: Tax reform impact - 0.02 Diluted excluding special items and tax reform impact $ 0.16 $ 0.26 19 (1) Prior period results have been recast to reflect the adoption of ASC 842 Leases

APPENDIX B: RECAST FINANCIAL RESULTS UNDER NEW LEASE ACCOUNTING STANDARD 2017 2018 Metric As Reported Recast As Reported Recast Earnings per share (diluted) $3.41 $3.45 $0.60 $0.60 Earnings per share, ex special items (diluted)* $1.74 $1.74 $1.55 $1.55 Pre-Tax Margin 13.0% 13.1% 2.9% 2.9% Pre-Tax Margin ex special items* 13.0% 13.1% 8.5% 8.5% CASM ex-fuel* $8.25 $8.29 $8.34 $8.37 CASM ex-Fuel growth %* N/A N/A 1.1% 1.1% *Refer to 1Q 2019 GAAP vs non-GAAP reconciliation in Appendix A; FY 2018 GAAP vs non-GAAP reconciliations in Appendix B 20

JETBLUE AIRWAYS CORPORATION - CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts) (unaudited)

	As Reported Fiscal 2017	Adjustments for ASC 842	Recast Fiscal 2017	As Reported Fiscal 2018	Adjustments for ASC 842	Recast Fiscal 2018
OPERATING REVENUES						
Passenger	$ 6,761	$ -	$ 6,761	$ 7,381	$ -	$ 7,381
Other	251	-	251	277	-	277
Total operating revenues	7,012	-	7,012	7,658	-	7,658
OPERATING EXPENSES						
Aircraft fuel and related taxes	1,363	-	1,363	1,899	-	1,899
Salaries, wages and benefits	1,887	-	1,887	2,044	-	2,044
Landing fees and other rents	397	41	438	420	42	462
Depreciation and amortization	446	(22)	424	491	(22)	469
Aircraft rent	100	2	102	103	1	104
Sales and marketing	271	-	271	294	-	294
Maintenance, materials and repairs	622	-	622	625	-	625
Special items	-	-	-	435	-	435
Other operating expenses	933	(1)	932	1,059	1	1,060
Total operating expenses	6,019	20	6,039	7,370	22	7,392
OPERATING INCOME	993	(20)	973	288	(22)	266
Operating Margin	14.2%		13.9%	3.8%		3.5%
OTHER INCOME (EXPENSE)						
Interest expense	(95)	24	(71)	(92)	22	(70)
Capitalized interest	10	-	10	10	-	10
Interest incomes and other	6	-	6	13	-	13
Total other income (expense)	(79)	24	(55)	(69)	22	(47)
INCOME BEFORE INCOME TAXES	914	4	918	219	-	219
Pre-Tax Margin	13.0%		13.1%	2.9%		2.9%
Income tax expense (benefit)	(211)	(11)	(222)	31	(1)	30
NET INCOME	$ 1,125	$ 15	$ 1,140	$ 188	$ 1	$ 189
EARNINGS PER COMMON SHARE						
Basic	$ 3.42	$ 0.05	$ 3.47	$ 0.60	$ -	$ 0.60
Diluted	$ 3.41	$ 0.04	$ 3.45	$ 0.60	$ -	$ 0.60

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JETBLUE AIRWAYS CORPORATION – SELECTED CONSOLIDATED BALANCE SHEETS (in millions) (unaudited) As Reported Recast As Reported Recast December 31, Adjustments for December 31, December 31, Adjustments for December 31, 2017 ASC 842 2017 2018 ASC 842 2018 CURRENT ASSETS Prepaid expenses and other $ 213 $ (90) $ 123 $ 298 $ (86) $ 212 PROPERTY AND EQUIPMENT Assets constructed for others, net 354 (354) - 332 (332) - OPERATING LEASE ASSETS - 1,196 1,196 - 1,056 1,056 OTHER ASSETS Other 468 (131) 337 575 (105) 470 CURRENT LIABILITIES Other accrued liabilities 293 (23) 270 324 (26) 298 Current operating lease liabilities - 155 155 - 133 133 NONCURRENT OPERATING LEASE LIABILITIES - 885 885 - 798 798 CONSTRUCTION OBLIGATION 441 (441) - 424 (424) - DEFERRED TAXES AND OTHER LIABILITIES Deferred income taxes 999 24 1,023 1,088 24 1,112 Other 75 (52) 23 77 (46) 31 STOCKHOLDERS' EQUITY Retained earnings 3,491 73 3,564 3,679 74 3,753 22

Consolidated operating cost per available seat mile, excluding fuel and related taxes, and certain non-airline operating expenses, and special **items ("CASM Ex-Fuel")**

Operating expenses per available seat mile, or CASM, is a common metric used in the airline industry. We exclude aircraft fuel and related taxes, and operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from operating expenses to determine CASM ex-fuel. During the periods presented below, special items include the impairment and one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe that CASM ex-fuel provides investors the ability to measure financial performance excluding items beyond our control such as fuel costs, which are subject to many economic and political factors beyond our control, or not related to the generation of an available seat mile, such as operating expense related to other non-airline businesses. We believe this non-GAAP measure is more indicative of our ability to manage airline costs and is more comparable to measures reported by other major airlines.

JETBLUE AIRWAYS CORPORATION
NON-GAAP FINANCIAL MEASURE - RECONCILIATION OF OPERATING EXPENSE PER ASM, EXCLUDING FUEL
($ in millions, per ASM data in cents) (unaudited)

	Twelve Months Ended December 31,			
	2018		2017	
	$	per ASM	$	per ASM
Total operating expenses(1)	$ 7,392	$ 12.34	$ 6,039	$ 10.78
Less:				
Aircraft fuel and related taxes	1,899	3.17	1,363	2.43
Other non-airline expenses(1)	44	0.07	35	0.06
Special items	435	0.73	-	-
Operating expenses, excluding fuel(1)	$ 5,014	$ 8.37	$ 4,641	$ 8.29

(1) Recast to reflect the adoption of ASC 842 Leases .

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Operating Expense, Income before Taxes, Net Income and Earnings per Share, excluding Special Items and Impact of Tax Reform Our GAAP results in the applicable periods include the impacts of the 2017 tax reform and charges that are deemed special items which we believe make our results difficult to compare to prior periods as well as future periods and guidance. During the periods presented below, special items include the impairment and one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement. We believe the impacts of the 2017 tax reform and special items distort our overall trends and that our metrics and results are enhanced with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impacts of the 2017 tax reform and special items. JETBLUE AIRWAYS CORPORATION - NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, INCOME BEFORE TAXES, NET INCOME AND EARNINGS PER SHARE EXCLUDING SPECIAL ITEMS AND IMPACT OF TAX REFORM (in millions, except per share amounts) (unaudited) Twelve Months Ended December 31, 2018(1) 2017(1) Total operating expenses $ 7,392 $ 6,039 Less: Special items 435 - Total operating expenses excluding special items $ 6,957 $ 6,039 Operating income $ 266 $ 973 Add back: Special items 435 - Operating income excluding special items $ 701 $ 973 Income before income taxes $ 219 $ 918 Add back: Special items 435 - Income before income taxes excluding special items $ 654 $ 918 Income before income taxes excluding special items $ 654 $ 918 Less: Income tax expense (benefit) 30 (222) Less: Income tax related to special items 108 - Less: Tax reform impact 28 564 Net Income excluding special items and tax reform impact $ 488 $ 576 Earnings Per Common Share: Basic $ 0.60 $ 3.47 Add back: Special items, net of tax 1.05 - Less: Tax reform impact 0.09 1.72 Basic excluding special items and tax reform impact $ 1.56 $ 1.75 Diluted $ 0.60 $ 3.45 Add back: Special items, net of tax 1.04 - Less: Tax reform impact 0.09 1.71 Diluted excluding special items and tax reform impact $ 1.55 $ 1.74 24 (1) Recast to reflect the adoption of ASC 842 Leases

APPENDIX C: CALCULATION OF LEVERAGE RATIOS JETBLUE AIRWAYS CORPORATION – NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO CAPITALIZATION RATIO (in millions) (unaudited) LOCATION March 31, 2019 December 31, 2018 Long-term debt and finance lease obligations $ 1,271 $ 1,361 Current maturities of long-term debt and capital leases 268 309 Operating lease liabilities - aircraft(1) 246 256 Adjusted debt(1) 1,785 1,926 Long-term debt and finance lease obligations 1,271 1,361 Current maturities of long-term debt and capital leases 268 309 Operating lease liabilities - aircraft(1) 246 256 Stockholders' equity(1) 4,607 4,685 Adjusted capitalization(1) 6,392 6,611 Adjusted debt to capitalization ratio(1) 28% 29% (1) Prior period results have been recast to reflect the adoption of ASC 842 Leases 25

JETBLUE AIRWAYS CORPORATION – NON-GAAP FINANCIAL MEASURE ADJUSTED DEBT TO EBITDAR RATIO (in millions) (unaudited) DOCUMENT LOCATION Trailing Twelve Months Trailing Twelve Months March 31, 2019 December 31, 2018 Long-term debt and finance lease obligations $ 1,271 $ 1,361 Current maturities of long-term debt and capital leases 268 309 Operating lease liabilities - aircraft(1) 246 256 Adjusted debt(1) 1,785 1,926 Operating income(1) 218 266 Depreciation and amortization(1) 481 469 Special items(2) 447 435 Current operating lease liabilities - aircraft(1) 53 54 EBITDAR(1)(2) 1,199 1,224 Adjusted debt to EBITDAR ratio(1)(2) 1.49x 1.57x (1) Prior period results have been recast to reflect the adoption of ASC 842 Leases (2) Special items include the impairment and one-time transition costs related to the Embraer E190 fleet exit as well as one-time costs related to the implementation of our pilots' collective bargaining agreement 26

APPENDIX D: ANTICIPATED DELIVERY SCHEDULE CURRENT AIRBUS ORDERS A220 A321 NEO Total 2019 - 13* 13 2020 1 14 15 2021 6 17 23 2022 8 15 23 2023 19 14 33 2024 22 12 34 2025 4 - 4 Total 60 85 145 Delivery schedule as of April 23, 2019 * The above represents the current delivery schedule set forth in our Airbus order book. However, we note that due to delays to the Airbus NEO program, our capacity guidance and capital expenditure assumptions assume delivery of a minimum of six NEO aircraft in 2019. 27

APPENDIX E: RELEVANT JETBLUE MATERIALS www.investor.jetblue.com/investor-relations DOCUMENT LOCATION Investor Presentations http://blueir.investproductions.com/investor-relations/events-and-presentations/presentations Earnings Releases http://blueir.investproductions.com/investor-relations/financial-information/quarterly-results Annual Reports http://blueir.investproductions.com/investor-relations/financial-information/reports/annual-reports SEC Filings http://blueir.investproductions.com/investor-relations/financial-information/sec-filings Proxy Statements http://blueir.investproductions.com/investor-relations/financial-information/reports/proxy-statements Investor Updates http://blueir.investproductions.com/investor-relations/financial-information/investor-updates Traffic Reports http://blueir.investproductions.com/investor-relations/financial-information/traffic-releases ESG Reports* http://blueir.investproductions.com/investor-relations/financial-information/reports/sustainable-accounting-standards-board-reports * Environmental, Social, and Governance Reports 28